UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2005

Riggs National Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-9756	52-1217953
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

1503 Pennsylvania Avenue, N.W., Washington, D.C. 20005
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (202) 835-4309

Item 2.02. Results of Operations and Financial Condition.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Exhibit 99.1
Exhibit 99.2

Item 2.02. Results of Operations and Financial Condition.

                  On February 7, 2005, Riggs issued a press release announcing earnings for the quarter and year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference.

                  The information furnished by Riggs pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Item 8.01. Other Events.

                  On February 7, 2005, Riggs filed a complaint in the Superior Court of the District of Columbia against The PNC Financial Services Group, Inc. in connection with the Merger Agreement, dated July 16, 2004, between Riggs and The PNC Financial Services Group, Inc. A copy of the complaint is attached as Exhibit 99.2 to this report. A press release regarding the foregoing is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release of Riggs National Corporation, dated February 7, 2005.

99.2	Complaint in Riggs National Corporation v. The PNC Financial Services Group, Inc.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGGS NATIONAL CORPORATION
By:	/S/ Steven T. Tamburo
Steven T. Tamburo
Chief Financial Officer

Dated: February 7, 2005

Exhibit Index

Exhibit
Number	Description of Exhibits
99.1	Press Release of Riggs National Corporation, dated February 7, 2005.
99.2	Complaint in Riggs National Corporation v. The PNC Financial Services Group, Inc.